SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  June 30, 2006

                             EARTHSHELL CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   333-13287                 77-0322379
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)


1301 York Road, Suite 200, Lutherville, Maryland                 21093
    (Address of principal executive offices)                   (Zip code)
     (410) 847-9420 Registrant's telephone
          number, including area code:

                                Not Applicable
                                --------------
          (Former Name or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      On July 12, 2006, EarthShell Corporation (the "Company") entered into a Letter Agreement (the "Agreement") with Cornell Capital Partners, LP ("Cornell") pursuant to which Cornell has agreed to forbear from exercising certain rights and remedies under that certain Secured Convertible Debenture, dated December 30, 2005 (the "Debenture") and that certain Registration Rights Agreement ("RRA"), of even date with the Debenture (the Agreement, Debenture, RRA and all other agreements, contacts, instruments or other items delivered in connection with the Debenture are collectively referred to as the "Transaction Documents") in exchange for the issuance by the Company to Cornell of 250,000 shares of the Company's common stock, par value $0.001 per share (the "Shares").

      The Company has acknowledged in the Agreement that an event of default under the Debenture (the "Default") had occurred as of June 30, 2006 with the Company failing to obtain effectiveness with the U.S. Securities and Exchange Commission (the "SEC") of that certain Registration Statement originally filed with the SEC on February 14, 2006 (the "Registration Statement") that contains the common stock underlying the Debenture. The Company also acknowledged that Cornell is entitled to liquidated damages equal to one percent (1%) of the liquidated value of the Debenture for each thirty (30) day period after May 31, 2006. Pursuant to the Agreement, Cornell has agreed to waive the Default, including all liquidated damages that may have accrued through the date of the Agreement and during the Forbearance Period (as defined below), in exchange for the Shares and the Company obtaining the effectiveness by September 30, 2006 of the Registration Statement.

      Furthermore, Cornell has agreed not to make any conversions under the Debenture until the earlier of September 30, 2006 or the expiration of the Forbearance Period, which such Forbearance Period shall commence on the date of the execution of the Agreement and continue for so long as the Company strictly complies with the terms of the Agreement and there is no occurrence or existence of any event of default other than the Default under the Transaction Documents or any other agreement that the Company has entered into with Cornell. The Shares shall have piggy-back registration rights and Cornell shall also have the right to demand the registration of the Shares by providing to the Company with thirty (30) days prior written notice of such request.

Item 2.04. Triggering Events That Accellerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.


      See Item 1.01 above.

Item 3.02. Unregistered Sales of Equity Securities.

      See Item 1.01 above.

Item 9.01. Financial Statements and Exhibits.

      (a) Not applicable

      (b) Not applicable

      (c) Not applicable

      (d) Exhibit No. Description:

Exhibit              Description                                                     Location
  Exhibit 10.1       Form of Letter Agreement, dated July 12, 2006, by and between   Provided herewith
                     EarthShell Corporation and Cornell Capital Partners, LP


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 17, 2006                   EARTHSHELL CORPORATION


                                         By:      /s/ Scott Houston
                                         Name:    Scott Houston
                                         Title:   Chief Financial Officer


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